Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

June 4, 2012

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:	Legg Mason Partners Income Trust

(filing relates to Legg Mason Western Asset Short-Term Bond Fund (the “Fund”))

(File No. 333-181833)

Ladies and Gentlemen:

On behalf of Legg Mason Partners Income Trust, a Maryland statutory trust (the “Trust”), we are hereby requesting a class identifier for Class IS shares of the Fund, which was registered electronically via EDGAR through the filing of Form N-14 by the Trust on June 1, 2012, accession number 0001193125-12-257124. This submission is being made solely to obtain an identifier for Class IS shares.

Please call Jeremy Kantrowitz at (617) 951-8458 or the undersigned at (617) 951-8267 with any questions relating to the filing.

Sincerely,

/s/ Barry N. Hurwitz

Barry N. Hurwitz